As filed with the Securities and Exchange Commission on September 26, 2007

Registration No. 333-145690

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ________          ☒ Post-Effective Amendment No.     1

(Check appropriate box or boxes)

SIT MID CAP GROWTH FUND, INC.

(Exact Name of Registrant as Specified in Charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, Minnesota 55402

(Address of Principal Executive Offices)

(612) 332-3223

(Registrant’s Area Code and Telephone Number)

Paul E. Rasmussen, Esq.

Sit Mutual Funds

3300 IDS Center

Minneapolis, Minnesota 55402

(Name and Address of Agent for Service)

Copy to:

Michael J. Radmer, Esq.

Dorsey & Whitney LLP

50 South Sixth Street, Suite 1500

Minneapolis, Minnesota 55402

It is proposed that this filing become effective

immediately upon filing pursuant to Rule 485(b).

The title of securities being registered is common stock, par value $0.001 per share.

No filing fee is required because of Registrant’s reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

SIT MID CAP GROWTH FUND, INC.

REGISTRATION STATEMENT ON FORM N-14

SIT SCIENCE AND TECHNOLOGY GROWTH FUND

a series of

SIT MUTUAL FUNDS, INC.

3300 IDS Center

80 South Eighth Street

Minneapolis, Minnesota 55402

October 5, 2007

To the Shareholders of Sit Science and Technology Growth Fund:

I am writing to inform you of a Special Meeting of the shareholders of Sit Science and Technology Growth Fund (“Science and Tech Fund”) to be held at 9:00 a.m., Central time, on October 26, 2007, at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota. The purpose of this meeting is to vote on a proposal to combine Science and Tech Fund into Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”). If the proposed reorganization is approved, you will receive shares of Mid Cap Fund with a value equal to the value of your Science and Tech Fund shares.

The attached Prospectus/Proxy Statement provides you with additional information about the proposed reorganization and a comparison of the Funds. There is also attached a “Q&A” which should provide answers to many of your questions. We urge you to read all of the enclosed materials carefully.

The board of directors for Sit Mid Cap Growth Fund, Inc., and the board of directors for Sit Mutual Funds, Inc., the issuer of the Science and Tech Fund, have approved the proposed reorganization of the Funds. I encourage you to vote “FOR” the proposal, and ask that you please send your completed proxy ballot in as soon as possible to help save the cost of additional solicitations. As always, we thank you for your confidence and support.

Sincerely, /s/ Eugene C. Sit
Eugene C. Sit Chairman

WHAT YOU SHOULD KNOW ABOUT

THIS PROPOSED FUND REORGANIZATION

The board of directors of Sit Mutual Funds, Inc., on behalf of Sit Science and Technology Growth Fund (“Science and Tech Fund”) encourages you to read the attached Prospectus/Proxy Statement carefully. The following is a brief overview of the key issues.

Why is my Fund holding a special shareholder meeting on October 26, 2007?

The meeting is being called to ask you to approve the reorganization of Science and Tech Fund into Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”), a fund in the Sit fund family. If shareholders vote in favor of the reorganization, Mid Cap Fund will acquire all or substantially all of the assets and all of the liabilities of Science and Tech Fund, and your shares of Science and Tech Fund will be exchanged for shares of Mid Cap Fund with the same value.

The board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, and the board of directors of Sit Mid Cap Growth Fund, Inc., have determined that the proposed reorganization is in the best interests of the shareholders of both Funds and that the interests of the existing shareholders of each Fund will not be diluted. Your board of directors recommends that you vote “FOR” the reorganization. As explained below, the reorganization is expected to be tax-free.

Why has my board of directors recommended that I vote in favor of the reorganization?

Based upon the recommendation of Sit Investment Associates, Inc. (the “Adviser”), the investment adviser to both Science and Tech Fund and Mid Cap Fund, your board of directors concluded that Science and Tech Fund is unlikely to grow to a size that is as economically viable as Mid Cap Fund. While Science and Tech Fund, at June 30, 2007, had net assets of $12.0 million, Mid Cap Fund had net assets of $205.3 million. Your board believes that the larger asset base of the combined Funds may provide several benefits to the shareholders of both Funds, including the creation of a larger and potentially more stable fund for investment management and economies of scale associated with higher asset levels. In addition, your board noted the tax-free nature of the proposed reorganization, as explained below. Additional information regarding the boards’ deliberations is described in the attached Prospectus/Proxy Statement under the heading “Information about the Reorganization – Reasons for the Reorganization.”

How are Science and Tech Fund and Mid Cap Fund alike? How do they differ?

The investment objectives of the Funds are identical. The Mid Cap Fund and the Science and Tech Fund both have an objective of seeking to maximize long-term capital appreciation. However, the investment strategy of each Fund differs. The Mid Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $2 billion to $15 billion at the time of purchase. The Science and Tech Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significanty committed to, or derived from, science and technology. The material differences in the Funds’ investment strategies therefore are:

•	Science and Tech Fund substantially invests in common stocks of growth-oriented companies principally engaged in science and technology business activities, regardless of capitalization size.

2

•

Mid Cap Fund substantially invests in common stocks of growth-oriented small to medium-sized companies, with capitalizations of $2 billion to $15 billion at time of purchase, without regard to the principal type of business activities of the company.

The investment risks associated with these Funds are similar, except that investments in Science and Tech Fund are subject to a technology stock risk, which is not a primary risk of investing in Mid Cap Fund. The Funds’ principal risks are described and compared in the attached Prospectus/Proxy Statement under the heading “Risk Factors.”

Will Science and Tech Fund’s expenses remain the same?

If the reorganization is approved, the contractual annual fund operating expenses paid by Science and Tech Fund shareholders will be lower: Mid Cap Fund’s contractual management fee is 1.25% of the Fund’s average daily net assets while Science and Tech Fund’s contractual management fee is 1.50% of average daily net assets. Additionally, actual fees are lower, due to the Adviser’s voluntary waiver of fees. For the year ended June 30, 2007, Mid Cap Fund’s actual management fee was 1.15% of the Fund’s average daily net assets while Science and Tech Fund’s actual management fee was 1.35% of the Fund’s average daily net assets. After December 31, 2008, voluntary fee waivers may be terminated at any time by the Adviser.

What happens if shareholders decide in favor of the reorganization?

If the reorganization is approved, Mid Cap Fund will acquire all or substantially all of the assets and all of the liabilities of Science and Tech Fund, and the shareholders of Science and Tech Fund will receive full and fractional shares of Mid Cap Fund equal in value to the shares of Science and Tech Fund that they owned immediately prior to the reorganization. Following distribution of the shares of Mid Cap Fund, Science and Tech Fund will liquidate and dissolve.

What happens if shareholders do not approve the reorganization?

If shareholders do not approve the reorganization, Science and Tech Fund initially will continue to be managed as a separate fund in accordance with its current investment objective and investment strategies. However, the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, may consider other alternatives, such as re-submission of the reorganization proposal to shareholders, submission of a liquidation proposal to shareholders or changes in the investment strategies of Science and Tech Fund.

If the Funds merge, will there be tax consequences for me?

Unlike a transaction where you sell shares of one fund in order to buy shares of another, the reorganization will not be considered a taxable event. The Funds themselves will recognize no gains or losses on assets as a result of the reorganization. Therefore, you will not have reportable capital gains or losses due to the reorganization, although you may receive a distribution, immediately prior to the reorganization, of all of current year net income and net realized capital gains, if any, not previously distributed by Science and Tech Fund.

However, you should consult your own tax adviser regarding any possible effect the proposed reorganization might have on you, given your personal circumstances – particularly regarding state and local taxes.

3

Who will pay the costs for the reorganization?

The expenses of the reorganization, including legal expenses, printing, packaging, and postage, plus the cost of any supplementary solicitations, will be borne by the Adviser. Such expenses are estimated to be approximately $17,500.

What does the board of directors recommend?

The board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, recommends that you vote in favor of the reorganization. Before you do, however, be sure to study the issues involved and call us with any questions, then vote promptly to ensure that a quorum will be represented at the special shareholders meeting.

Where do I get more information about Science and Tech Fund and Mid Cap Fund?

Please call the Funds at (800) 332-5580 or (612) 334-5888 or go online at www.sitfunds.com.

4

SIT SCIENCE AND TECHNOLOGY GROWTH FUND

a series of

SIT MUTUAL FUNDS, INC.

3300 IDS Center

80 South Eighth Street

Minneapolis, Minnesota 55402

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD OCTOBER 26, 2007

To the Shareholders of Sit Science and Technology Growth Fund:	October 5, 2007

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Sit Science and Technology Growth Fund (“Science and Tech Fund”) will be held at 9:00 a.m., Central time, on October 26, 2007, at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota. The purpose of the special meeting is as follows:

1.

To consider and vote on a proposed Agreement and Plan of Reorganization (the “Plan”) providing for (a) the acquisition of all or substantially all of the assets and the assumption of all of the liabilities of Science and Tech Fund by Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”) in exchange for full and fractional shares of common stock of Mid Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Science and Tech Fund and (b) the distribution of Mid Cap Fund shares to the shareholders of Science and Tech Fund in liquidation of Science and Tech Fund. Under the Plan, each Science and Tech Fund shareholder will receive Mid Cap Fund shares with a net asset value equal as of the effective time of the Plan to the net asset value of their Science and Tech Fund shares.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Even if Science and Tech Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See “Information about the Reorganization – Agreement and Plan of Reorganization” in the attached Prospectus/Proxy Statement.

THE BOARD OF DIRECTORS OF SIT MUTUAL FUNDS, INC., ON BEHALF OF SCIENCE AND TECH FUND, RECOMMENDS APPROVAL OF THE PLAN.

The close of business on September 18, 2007 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

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WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus/Proxy Statement in the section entitled “Voting Information – General.”

By Order of the Board of Directors /s/ Eugene C. Sit
Eugene C. Sit Chairman

6

PROSPECTUS/PROXY STATEMENT

dated September 24, 2007

SIT MID CAP GROWTH FUND, INC.

SIT MUTUAL FUNDS, INC.

3300 IDS Center

80 South Eighth Street

Minneapolis, Minnesota 55402

(800) 332-5580 or (612) 334-5888

Acquisition of the Assets of

Sit Science and Technology Growth Fund, a Series of Sit Mutual Funds, Inc. ,

by and in Exchange for

Shares of Sit Mid Cap Growth Fund, Inc.

We are furnishing this combined Prospectus/Proxy Statement to the shareholders of Sit Science and Technology Growth Fund (“Science and Tech Fund”) in connection with the solicitation of proxies by the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, for use at a special meeting of the shareholders of Science and Tech Fund to be held at 9:00 a.m., Central time, on October 26, 2007, at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Prospectus/Proxy Statement is first being mailed to Science and Tech Fund shareholders on or about October 5, 2007.

This Prospectus/Proxy Statement relates to a proposed Agreement and Plan of Reorganization (the “Plan”) providing for (a) the acquisition of all or substantially all of the assets and the assumption of all of the liabilities of Science and Tech Fund by Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”) in exchange for full and fractional shares of common stock of Mid Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Science and Tech Fund and (b) the distribution of Mid Cap Fund shares to the shareholders of Science and Tech Fund upon liquidation of Science and Tech Fund. Under the Plan, each Science and Tech Fund shareholder will receive Mid Cap Fund shares with a net asset value equal to the net asset value of their Science and Tech Fund shares.

Both Science and Tech Fund and Mid Cap Fund are open-end funds with the investment objective to maximize long-term capital appreciation. The Funds’ investment objectives, principal investment strategies and principal risks are described and compared below under “Risk Factors” and “Information about Science and Tech Fund and Mid Cap Fund – Comparison of Investment Objectives and Principal Investment Strategies.”

Because Science and Tech Fund shareholders are being asked to approve a transaction that will result in their receiving shares of Mid Cap Fund, this document also serves as a Prospectus for Mid Cap Fund shares. This Prospectus/Proxy Statement concisely sets forth information about Mid Cap Fund that shareholders of Science and Tech Fund should know before voting on the Plan, and it should be retained for future reference.

Additional information about Science and Tech Fund and Mid Cap Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Funds at 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, by calling the Funds at (800) 332-5580 or (612) 334-5888, or by going online to www.sitfunds.com. You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

Information which has been filed with the Securities and Exchange Commission includes a Statement of Additional Information dated September 24, 2007 relating to this Prospectus/Proxy Statement, which is incorporated herein by reference. This Prospectus/Proxy Statement also includes the Agreement and Plan of Reorganization, a copy of which is attached as Exhibit A to this Prospectus/Proxy Statement. The Prospectus dated November 1, 2006 of Science and Tech Fund and Mid Cap Fund also is incorporated into this Prospectus/Proxy Statement by reference.

The documents listed below are incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement, and these items will be provided with any copy of the Statement of Additional Information which is requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.

•

The financial statements of Science and Tech Fund and Mid Cap Fund included as part of the Funds’ Annual Report to shareholders for fiscal year ended June 30, 2007 are incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

•

The Statement of Additional Information dated November 1, 2006 of Science and Tech Fund and Mid Cap Fund is incorporated by reference in its entirety in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

2

FEES AND EXPENSES	1
SUMMARY	2
Proposed Reorganization	2
Tax Consequences	2
Investment Objectives and Principal Investment Strategies	2
Fees and Expenses	3
Purchase, Exchange and Redemption Procedures; Distribution of Fund Shares	3
Dividends and Distributions	3
RISK FACTORS	4
INFORMATION ABOUT THE REORGANIZATION	5
Reasons for the Reorganization	5
Agreement and Plan of Reorganization	7
Description of Science and Tech Fund and Mid Cap Fund Shares	8
Federal Income Tax Consequences	8
Existing and Pro Forma Capitalization	10
INFORMATION ABOUT SCIENCE AND TECH FUND AND MID CAP FUND	10
Comparison of Investment Objectives and Principal Investment Strategies	10
VOTING INFORMATION	12
General	12
Outstanding Shares Entitled to Vote	13
Security Ownership of Certain Beneficial Owners and Management	13
Interests of Certain Persons	14
No Dissenters’ Rights of Appraisal	14
FINANCIAL STATEMENTS AND EXPERTS	14
LEGAL MATTERS	14
OTHER BUSINESS	14

EXHIBIT A – AGREEMENT AND PLAN OF REORGANIZATION	A-1

i

FEES AND EXPENSES

This table describes the fees and expenses that:

•	you currently bear as a Science and Tech Fund shareholder (“Science and Tech Fund” column);
•	shareholders of Mid Cap Fund currently bear (“Mid Cap Fund” column); and
•	you can expect to bear as a Mid Cap Fund shareholder after the proposed reorganization (“Pro Forma” column).

Both Funds are no-load investments, so you will not pay sales charges (loads) or exchange fees when you buy or sell shares of either Fund. When you hold shares of either Fund, you indirectly pay a portion of t hat Fund’s operating expenses. These expenses are deducted from Fund assets.

	Science and Tech Fund	Mid Cap Fund	Mid Cap Fund Pro Forma
Shareholder Fees (fees paid directly from your investment)	None	None	None

Annual Fund Operating Expenses as a % of average net assets (expenses that are deducted from Fund assets)
Management Fees	1.50%[1]	1.25%[1]	1.25%[1]
Distribution (12b-1) Fees	None	None	None
Other Expenses	None	None	None
Acquired Fund Fees and Expenses [2]	None	None	None
Total Annual Fund Operating Expenses	1.50%[1]	1.25%[1]	1.25%[1]

___________________________

1 Management fee represents the contractual fee and does not reflect the Adviser’s voluntary waiver of fees. Actual expenses are lower than those shown in the table because of voluntary fee waivers by the Adviser. As a result of the fee waiver, actual management fees paid by the Science and Tech Fund, Mid Cap Fund, and Pro Forma were 1.35%, 1.15% and 1.15%, respectively, of the Fund’s average daily net assets at June 30, 2007. After December 31, 2008, these voluntary fee waivers may be terminated at any time by the Adviser.

2 Reflects the pro-rata share of the fees and expenses of the acquired funds in which the Fund invests.

Example

This example is intended to help you compare the cost of investing in Science and Tech Fund with the cost of investing in Mid Cap Fund (before any fee waiver), as well as other mutual funds. It assumes that you invest $10,000 for the time periods indicated (with reinvestment of all dividends and distributions), that your investment has a 5% return each year, that the Funds’ operating expenses remain the same, and that you redeem all of your shares at the end of those periods. Although your actual costs and  returns may differ, based on these assumptions your costs would be:

	Science and Tech Fund	Mid Cap Fund	Mid Cap Fund Pro Forma
1 year	$154	$128	$128
3 years	$477	$399	$399
5 years	$824	$690	$690
10 years	$1,801	$1,518	$1,518

SUMMARY

The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and in the documents incorporated by reference into this Prospectus/Proxy Statement, including the Plan, a copy of which is included with this Prospectus/Proxy Statement as Exhibit A. This summary may not contain all of the information that is important to you. Science and Tech Fund shareholders should review the accompanying documents carefully in connection with their review of this Prospectus/Proxy Statement.

Proposed Reorganization

The Plan provides for (a) the acquisition of all or substantially all of the assets and the assumption of all of the liabilities of Science and Tech Fund by Mid Cap Fund in exchange for full and fractional shares of common stock of Mid Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Science and Tech Fund and (b) the distribution of Mid Cap Fund shares to the shareholders of Science and Tech Fund upon liquidation of Science and Tech Fund. Under the Plan, each Science and Tech Fund shareholder will receive Mid Cap Fund shares with a net asset value equal to the net asset value of their Science and Tech Fund shares.

For the reasons set forth below under “Information about the Reorganization – Reasons for the Reorganization,” the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, and the board of directors of Mid Cap Fund, including all of the “non-interested” members of the boards, as that term is defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), have concluded that the reorganization would be in the best interests of the shareholders of both Funds and that the interests of the Funds’ existing shareholders would not be diluted as a result of the transactions contemplated by the reorganization. Therefore, the boards have approved the reorganization on behalf of both Funds, and the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, has submitted the Plan for approval by Science and Tech Fund shareholders.

Approval of the reorganization will require the affirmative vote of a majority of outstanding shares of Science and Tech Fund as discussed in detail below under “Voting Information – General.”

Tax Consequences

Prior to completion of the reorganization Science and Tech Fund will have received from counsel an opinion that, upon the reorganization, no gain or loss will be recognized by Science and Tech Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of Mid Cap Fund shares that are received by each Science and Tech Fund shareholder will be the same as the holding period and aggregate tax basis of Science and Tech Fund shares previously held by those shareholders. In addition, the holding period and tax basis of the assets of Science and Tech Fund in the hands of Mid Cap Fund as a result of the reorganization will be the same as in the hand of Science and Tech Fund immediately prior to the reorganization. See “Information about the Reorganization – Federal Income Tax Consequences.”

Investment Objectives and Principal Investment Strategies

The investment objectives of the Funds are identical. The Mid Cap Fund and the Science and Tech Fund both have an objective of seeking to maximize long-term capital appreciation. However, the investment strategy of each Fund differs. The Mid Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $2 billion to $15 billion at the time of purchase. The Science and Tech Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities.

Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The material differences in the Funds’ investment strategies therefore are:

•	Science and Tech Fund substantially invests in common stocks of growth-oriented companies principally engaged in science and technology business activities, regardless of capitalization size.
•

Mid Cap Fund substantially invests in common stocks of growth-oriented small to medium-sized companies, with capitalizations of $2 billion to $15 billion at time of purchase, without regard to the principal type of business activities of the company.

Fees and Expenses

Each Fund is a party to a separate Investment Management Agreement with the Adviser under which the Adviser manages the Fund’s business and investment activities, subject to the authority of the board of directors. The Agreements require the Adviser to bear each Fund’s expenses except interest, brokerage commission and transaction charges, acquired fund fees and expenses and certain extraordinary expenses. The investment advisory fees for the Funds, calculated as a percentage of Fund net assets, are 1.50% for Science and Tech Fund and 1.25% for Mid Cap Fund (before voluntary fee waivers). Thus, if the reorganization is approved, Science and Tech Fund shareholders will experience the same contractual advisory fees as shareholders of Mid Cap Fund (1.25%). See “Fees and Expenses,” above. For the fiscal year ended June 30, 2007, the Adviser waived a portion of its fee for Science and Tech Fund and for Mid Cap Fund, resulting in advisory fees equal to 1.35% and 1.15%, respectively, of the Fund’s average daily net assets for the fiscal year. However, the Adviser may modify or discontinue the voluntary waiver any time after December 31, 2008, in its sole discretion.

Purchase, Exchange and Redemption Procedures; Distribution of Fund Shares

Shares of Mid Cap Fund received by Science and Tech Fund shareholders in the reorganization will be subject to the same purchase, exchange and redemption procedures that currently apply to Science and Tech Fund shares. Shares of both Funds are offered at net asset value, without any sales charges. Shares of the Funds may be purchased, exchanged or sold on any day the New York Stock Exchange is open. The minimum initial investment generally is $5,000 for each Fund ($2,000 for IRA accounts), with minimum additional investments of at least $100. For each Fund, shareholders may sell their shares and use the proceeds to buy shares of another Sit Mutual Fund at no cost. Purchase, exchange and redemption procedures are discussed in detail in the accompanying prospectus of Science and Tech Fund and Mid Cap Fund under the caption “Shareholder Information.”

SIA Securities Corp. (the “Distributor”), an affiliate of the Adviser, is the distributor for the Funds. The Distributor markets the Funds’ shares only to certain institutional and individual investors, and all other sales of the Funds’ shares are made by each Fund. The Distributor or the Adviser may enter into agreements under which various financial institutions and brokerage firms provide administrative services for customers who are beneficial owners of shares of the Funds. The Distributor or Adviser may compensate these firms for the services provided, with compensation based on the aggregate assets of customers that are invested in the Funds.

Dividends and Distributions

Each Fund distributes an annual dividend from its net investment income. Capital gains, if any, are distributed at least once a year by each Fund. Dividend and capital gain distributions are automatically reinvested in additional shares of the Fund paying the distribution at the net asset value per share on the distribution date. However, for each Fund, shareholders may request that distributions be automatically reinvested in another Sit Mutual Fund, or paid in cash. Science and Tech Fund anticipates that it will make a distribution, immediately prior to the combination with Mid Cap Fund, of all of its current year net income and net realized capital gains, if any, not previously distributed. This distribution of realized capital gains, if any, will be taxable to Science and Tech Fund shareholders subject to taxation.

RISK FACTORS

Because both Funds invest primarily in common stocks of growth-oriented companies, the risks of the two Funds are similar. Principal risks that apply to both Funds are stock market risk, management risk, growth style investing risk, and smaller company risk. Because Science and Tech Fund invests primarily in science and technology companies, which Mid Cap Fund does not, Science and Tech Fund also is subject to a technology stock risk. Each of these risks is discussed below. All investments carry some degree of risk which will affect the value of each Fund’s investments and investment performance and the price of its shares. It is possible to lose money by investing in either Fund.

Both Funds are subject to the following risks:

•

Stock Market Risk: The value of the stocks in which a Fund invests may go up or down in response to the activities of individual companies, the stock market and general economic conditions. Stock prices may decline over short or extended periods.

•	Management Risk: A strategy used by the investment management team may not produce the intended results.
•

Growth Style Investing Risk: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. The Funds invest in growth style stocks. The Funds’ performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

•

Smaller Company Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of change in their earnings and prospects.

Science and Tech Fund is subject to the following additional risk:

•

Technology Stock Risk: Stocks of science and technology companies may be subject to greater price volatility than stocks of companies in other sectors or the overall stock market. Science and technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Technology stocks may experience significant price movements caused by disproportionate investor optimism or pessimism. The Fund may be more affected by events influencing these sectors than a fund that is more diversified across numerous sectors.

The investment securities and techniques of the Funds, and the risks associated therewith, are described in more detail in the Statement of the Additional Information for Science and Tech Fund and Mid Cap Fund.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, and the board of directors of Mid Cap Fund are comprised of the same individuals, and the boards, including all of the “non-interested” directors and trustees, have determined that it is advantageous to the respective Funds to combine Science and Tech Fund with Mid Cap Fund. As discussed in detail below under “Information About Science and Tech Fund and Mid Cap Fund,” the Funds have identical investment objectives and similar investment strategies. The Funds also have the same investment adviser and the same distributor, auditors, legal counsel, custodian and transfer agent.

The board of directors for each Fund have determined that the reorganization is expected to provide certain benefits to each Fund, that the reorganization would be in the best interests of the shareholders of both Funds and that the interests of the Funds’ existing shareholders would not be diluted as a result of the transactions contemplated by the reorganization. The board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, has submitted the Plan for approval by Science and Tech Fund shareholders.

In approving the reorganization, the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, and the board of directors of Mid Cap Fund considered several factors, including the following:

•

The compatibility of the Funds’ investment objectives, policies, and restrictions: The boards noted that the Funds’ investment objectives are identical and that both Funds seek to meet this objective by investing primarily in common stocks of growth-oriented companies. Although Science and Tech Fund primarily limits its investments to common stocks of companies principally engaged in science and technology business activities and the Mid Cap Fund has no such sector limitation, but instead primarily limits its investments to common stocks of companies with capitalizations between $2 and $15 billion at time of purchase, the boards concluded that the investment strategies were sufficiently similar to warrant combination of the Funds.

•

The Funds’ relative risks: The boards noted that the risks associated with investing in the two Funds are identical, except that Science and Tech Fund is subject to a technology stock risk that the Mid Cap Fund is not.

•

The Funds’ investment performance: The boards noted that returns before taxes for the 1-year, 3-year, 5-year and since inception periods ended June 30, 2007 were 14.47%, 4.61%, 8.81% and 1.79%, respectively, for Science and Tech Fund and 20.75%, 15.37%, 14.71% and 13.89%, respectively, for Mid Cap Fund. The boards considered this information and noted that the returns were better in each period for Mid Cap Fund than for Science and Tech Fund.

•

The Funds’ relative sizes: The boards noted that Science and Tech Fund’s net assets were $14.5 million at June 30, 2005, $13.0 million at June 30, 2006, and $12.0 million at June 30, 2007. In contrast, Mid Cap Fund had net assets of $205.3 million at June 30, 2007. Given the small and declining asset base of Science and Tech Fund, and the much larger size of Mid Cap Fund’s asset base, the boards believed that the reorganization may provide several benefits to the shareholders of both Funds, including the creation of a larger and potentially more stable fund for investment management and economies of scale associated with higher asset levels.

•

The Funds’ relative expenses: The boards noted that the contractual investment advisory fee for Mid Cap Fund is 1.25%, which is lower than Science and Tech Fund’s fee of 1.50%. The boards also noted that as a result of the Adviser’s voluntary waiver of fees through at least December 31, 2008, the net effective advisory fee rate for Mid Cap Fund remains lower: 1.15% for the year ended June 30, 2007 verses Science and Tech Fund’s net effective advisory fee rate of 1.35% for the year ended June 30, 2007.

•

Science and Tech Fund’s significant capital loss carryovers: The boards noted that the Science and Tech Fund has capital loss carryovers in the amount of $19,605,239 as of June 30, 2007 that will expire between 2010 and 2013. Given the current value of the Science and Tech Fund and the amount of its current unrealized gains, it is unlikely that the Science and Tech fund will be able to use all of these loss carryovers to offset capital gains before they expire. The boards noted that it is more likely that the combined fund will be able to use a larger portion of the loss carryovers before they expire, notwithstanding the limitations that the Internal Revenue Code places on the combined fund’s ability to use those losses to offset capital gains of the combined fund. (Generally, for each taxable year of the Mid Cap Fund after the reorganization, the amount of the Science & Tech Fund’s capital loss carryovers that may be used to offset taxable capital gains of the Mid Cap Fund is limited to an amount that is the product of the value of the Science and Tech Fund at the time of the reorganization and an interest rate that is prescribed by the Internal Revenue Service. This limitation is then increased by the amount of any net unrealized built-in gains of the Science and Tech Fund that are recognized during the taxable year.)

•

The portfolio composition of the Funds: The boards noted that the two Funds’ investment portfolios are expected to be compatible, so that the Adviser anticipates little or no rebalancing in connection with the reorganization.

•

The tax consequences of the Reorganization: The boards noted that the reorganization is expected to be tax-free to shareholders of both Funds, which the boards believe is in best interests of the shareholders.

•

The investment experience, expertise, and results of each Fund’s portfolio managers: The boards noted that, with the exception of one portfolio manager for each Fund that does not also manage the other Fund, the Funds share the same team of senior portfolio managers. The boards considered the investment experience, expertise, and results of this team, and concluded that it is comfortable with the team.

•	The effect of the Reorganization on each Fund’s shareholders’ rights: The boards noted that the rights of the shareholders of both Funds are substantially similar.
•

Expenses of the Reorganization: The boards noted that the Adviser has agreed to pay the expenses associated with the reorganization, including the expenses of preparing, filing, printing, and mailing this Prospectus/Proxy Statement and of holding the special meeting, so that no shareholders of either Fund will effectively bear these expenses. Such expenses are estimated to be approximately $17,500.

•

The alternatives to the Reorganization: The board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, could have decided to continue Science and Tech Fund in its present form, but believed this was not in shareholders’ best interests given the small, declining asset base and in light of the benefits expected to be derived by Science and Tech Fund from the reorganization, including the creation of a larger and potentially more stable fund for investment management and economies of scale associated with higher asset levels.

•

The potential benefits of the Reorganization to the Adviser and its affiliates: The boards recognized that the Adviser may benefit from the reorganization. The Adviser might be able to reduce its expenditures for investment advisory and marketing services following the discontinuation of Science and Tech Fund. While the boards recognized that the Adviser and its affiliates, as well as Fund shareholders, might benefit from the proposed reorganization, it did not view this as a reason not to approve the transaction.

The boards of the Funds did not assign specific weights to any or all of these factors but did consider all of them in determining, in their business judgment, to approve the reorganization and, to recommend its approval by Science and Tech Fund’s shareholders.

Agreement and Plan of Reorganization

The following summary of the proposed Plan and reorganization is qualified in its entirety by reference to the Plan, which is included with this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, as of the Effective Time (as defined in the Plan), Mid Cap Fund will acquire all or substantially all of the assets and assume all of the liabilities of Science and Tech Fund in exchange for full and fractional shares of common stock, par value $0.001 per share, of Mid Cap Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from Science and Tech Fund. For corporate law purposes, the transaction is structured as a sale of the assets and assumption of the liabilities of Science and Tech Fund in exchange for the issuance of Mid Cap Fund shares to Science and Tech Fund, followed immediately by the distribution of such Mid Cap Fund shares to Science and Tech Fund shareholders and the cancellation and retirement of outstanding Science and Tech Fund shares.

Under the Plan, each holder of Science and Tech Fund shares will receive, at the Effective Time, Mid Cap Fund shares with an aggregate net asset value equal to the aggregate net asset value of Science and Tech Fund shares owned by that shareholder immediately prior to the Effective Time. The net asset value per share of each Fund’s shares will be computed as of the Effective Time using the valuation procedures set forth in the respective Funds’ articles of incorporation and bylaws and in the Funds’ then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act.

At the Effective Time, Mid Cap Fund will issue to Science and Tech Fund, and Science and Tech Fund will distribute to Science and Tech Fund’s shareholders of record, determined as of the Effective Time, the Mid Cap Fund shares issued in exchange for Science and Tech Fund’s assets as described above. All outstanding shares of Science and Tech Fund will then be canceled and retired and no additional shares representing interests in Science and Tech Fund will be issued thereafter, and Science and Tech Fund will be deemed to be liquidated. The distribution of Mid Cap Fund shares to former Science and Tech Fund shareholders will be accomplished by the transfer of the Mid Cap Fund shares then credited to the account of Science and Tech Fund on the books of Mid Cap Fund to open accounts on the share records of Mid Cap Fund in the names of Science and Tech Fund shareholders representing the full and fractional Mid Cap Fund shares due each such shareholder.

Science and Tech Fund anticipates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed. This distribution will be taxable to Science and Tech Fund shareholders subject to taxation.

The consummation of the reorganization is subject to the conditions set forth in the Plan, including, among others:

•	approval of the Plan by the shareholders of Science and Tech Fund;

•	the delivery of the opinion of counsel described below under “Federal Income Tax Consequences”;
•	the accuracy as of the Effective Time of the representations and warranties made by Science and Tech Fund and Mid Cap Fund in the Plan; and
•	the delivery of customary closing certificates.

See the Plan included with this Prospectus/Proxy Statement as Exhibit A for a complete listing of the conditions to the consummation of the reorganization. The Plan may be terminated and the reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of Science and Tech Fund, by resolution of the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, or the board of directors of Mid Cap Fund, if circumstances should develop that, in the opinion of either board, make proceeding with the consummation of the Plan and reorganization not in the best interests of the respective Funds’ shareholders.

The Plan provides that the Adviser will bear the entire cost of the reorganization, including professional fees and the cost of soliciting proxies for the special meeting, which principally consists of printing and mailing expenses, and the cost of any supplementary solicitation. Neither Science and Tech Fund nor Mid Cap Fund will pay any of these expenses.

Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of Science and Tech Fund as discussed in detail below under “Voting Information – General.” If the Plan is not approved, Science and Tech Fund initially will continue to be managed as a separate fund in accordance with its current investment objective and investment strategies. However, the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, may consider other possible courses of action, such as re-submission of the reorganization proposal to shareholders, submission of a liquidation proposal to shareholders or changes in the investment strategies of Science and Tech Fund. Science and Tech Fund shareholders are not entitled to assert dissenters’ rights of appraisal in connection with the Plan or reorganization. See “Voting Information – No Dissenters’ Rights of Appraisal,” below.

Description of Science and Tech Fund and Mid Cap Fund Shares

Sit Mutual Funds, Inc. offers its shares in a number of separate series, one of which is the Science and Tech Fund. Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the series’ shares. On some issues, such as the election of directors, all shares of Sit Mutual Funds, Inc. vote together as one series. On an issue affecting only a particular series, such as the Reorganization, the shares of the affected series vote separately. Mid Cap Fund offers a single class of shares, each of which has one vote, with proportionate voting for fractional shares. All Mid Cap Fund shares issued in the Reorganization will be fully paid and non-assessable and will not be entitled to pre-emptive or cumulative voting rights.

Federal Income Tax Consequences

It is intended that the exchange of Mid Cap Fund shares for Science and Tech Fund’s net assets and the distribution of those shares to Science and Tech Fund’s shareholders upon liquidation of Science and Tech Fund will be treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”), and that consequently for federal income tax purposes, no income, gain or loss will be recognized by Science and Tech Fund’s shareholders (except that Science and Tech Fund anticipates that it will make a distribution, immediately prior to the Effective Time, of all of its current year net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Science and Tech Fund shareholders subject to taxation). Science and Tech Fund has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the reorganization.

As a condition to the closing of the reorganization, the two Funds will receive an opinion from Dorsey & Whitney LLP, counsel to the Funds, based in part on certain representations to be furnished by each Fund, substantially to the effect that the federal income tax consequences of the reorganization will be as follows:

•

the reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Science and Tech Fund and Mid Cap Fund each will qualify as a party to the reorganization under Section 368(b) of the Code;

•

Science and Tech Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the reorganization, of Mid Cap Fund shares. Science and Tech Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Science and Tech Fund which are distributed by Science and Tech Fund prior to the Effective Time;

•

the tax basis of Mid Cap Fund shares received by each Science and Tech Fund shareholder pursuant to the reorganization will be equal to the tax basis of Science and Tech Fund shares exchanged therefor;

•

the holding period of Mid Cap Fund shares received by each Science and Tech Fund shareholder pursuant to the reorganization will include the period during which each Science and Tech Fund shareholder held the Science and Tech Fund shares exchanged therefor, provided that the Science and Tech Fund shares were held as a capital asset at the Effective Time;

•	Science and Tech Fund will recognize no income, gain or loss by reason of the reorganization;
•	Mid Cap Fund will recognize no income, gain or loss by reason of the reorganization;
•	the tax basis of the assets received by Mid Cap Fund pursuant to the reorganization will be the same as the basis of those assets in the hands of Science and Tech Fund as of the Effective Time;
•

the holding period of the assets received by Mid Cap Fund pursuant to the reorganization will include the period during which such assets were held by Science and Tech Fund, provided that such assets were held as capital assets at the Effective Time; and

•	Mid Cap Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Science and Tech Fund as of the Effective Time.

The tax opinion will state that no opinion is expressed as to the effect of the reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Science and Tech Fund shareholders should consult their tax advisors regarding the effect, if any, of the reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the reorganization.

Existing and Pro Forma Capitalization

The table below reflects the existing capitalization of each Fund as of June 30, 2007 and pro forma c apitalization for the combined Funds as of the same date:

	Science and Tech Fund	Adjustment	Mid Cap Fund	Mid Cap Fund Pro Forma
Net assets	$12,034,831	—	$205,255,687	$217,290,518
Net asset value per share	$11.47	—	$15.71	$15.71
Shares Outstanding	1,049,408	(283,346)	13,066,539	13,832,601

INFORMATION ABOUT SCIENCE AND TECH FUND AND MID CAP FUND

Information concerning Science and Tech Fund and Mid Cap Fund is incorporated into this Prospectus/Proxy Statement by reference to the Funds’ current Prospectus dated November 1, 2006. That Prospectus accompanies this Prospectus/Proxy Statement and forms part of the Registration Statements of Science and Tech Fund and Mid Cap Fund on Form N-1A which have been filed with the Securities and Exchange Commission.

Science and Tech Fund and Mid Cap Fund are subject to the informational requirements of the Securities and Exchange Act of 1934 and in accordance with those requirements file reports and other information, including proxy materials, reports and charter documents. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC’s Regional Offices located at 75 West Jackson Boulevard, Chicago, Illinois 60604 and at 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Further information on the operations of the public reference facilities may be obtained by calling (800) SEC-0330. In addition, the SEC maintains an Internet site that contains copies of the information. The address of the site is http://www.sec.gov.

Comparison of Investment Objectives and Principal Investment Strategies

The investment objectives of the Funds are identical. The Mid Cap Fund and the Science and Tech Fund both have an objective of seeking to maximize long-term capital appreciation. However, the investment strategy of each Fund differs. The Mid Cap Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $2 billion to $15 billion at the time of purchase. The Science and Tech Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology. The material differences in the Funds’ investment strategies therefore are:

•	Science and Tech Fund substantially invests in common stocks of growth-oriented companies principally engaged in science and technology business activities, regardless of capitalization size.
•

Mid Cap Fund substantially invests in common stocks of growth-oriented small to medium-sized companies, with capitalizations of $2 billion to $15 billion at time of purchase, without regard to the principal type of business activities of the company.

The following table compares the current investment objectives and principal investment strategies of Science and Tech Fund and of Mid Cap Fund with the post-reorganization investment objectives and principal investment strategies of Mid Cap Fund.

	Science and Tech Fund	Mid Cap Fund	Mid Cap Fund post-reorganization
Investment Objective:	Seeks to maximize long-term capital appreciation	Seeks to maximize long-term capital appreciation	Seeks to maximize long-term capital appreciation
Principal Investment Strategies:

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies principally engaged in science and technology business activities. Such companies include those whose assets, gross income, or net profits are significantly committed to, or derived from, science and technology.

The Fund seeks stocks of science and technology companies having superior growth potential in virtually any industry in which they may be found. These industries may include: aerospace, chemistry, electronic technology (including electronic components, computer systems and peripherals and networking equipment), environmental services, genetic engineering, geology, information sciences (including software, telecommunication, data processing and information technology services), medicine (including pharmacology, biotechnology and biophysics), and hospital supply and medical devices.

The Fund invests in growth-oriented companies it believes exhibit the potential for superior growth. The investment adviser of the Fund believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Fund’s investments will include stocks of small, mid and large cap companies.

Several factors are considered in the evaluation of a company, including: Unique product or service, growing product demand, dominant and growing market share, management experience and capabilities, and strong financial condition.

When selling equity securities for the Fund, several factors are considered, including changes in a company’s fundamentals and anticipated earnings.

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Fund invests in domestic growth-oriented medium to small companies believed to exhibit the potential for superior growth. The investment adviser of the Fund believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Several factors are considered in the evaluation of a company, including: Unique product or service, growing product demand, dominant and growing market share, management experience and capabilities, and strong financial condition.

When selling equity securities for the Fund, several factors are considered, including changes in a company’s fundamentals and anticipated earnings.

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in the common stocks of companies with capitalizations of $2 billion to $15 billion at the time of purchase.

The Fund invests in domestic growth-oriented medium to small companies believed to exhibit the potential for superior growth. The investment adviser of the Fund believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

Several factors are considered in the evaluation of a company, including: Unique product or service, growing product demand, dominant and growing market share, management experience and capabilities, and strong financial condition.

When selling equity securities for the Fund, several factors are considered, including changes in a company’s fundamentals and anticipated earnings.

The principal investment strategies discussed above are the strategies which the Adviser believes are most likely to be important in trying to achieve the Funds’ objectives. You should be aware that each Fund may also use non-principal strategies and invest in securities that are not described in this Prospectus/Proxy Statement, but that are described in Funds’ Statement of Additional Information. For a copy of the Funds’ Statement of Additional Information, write to the Funds at 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, calls the Funds at (800) 332-5580 or (612) 334-5888, or go online to www.sitfunds.com.

VOTING INFORMATION

General

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, to be used at a special meeting of shareholders of Science and Tech Fund to be held at 9:00 a.m., Central time, on October 26, 2007, at the offices of Sit Investment Associates, Inc., 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota, and at any adjournments or postponements thereof.

Only shareholders of record as of the close of business on September 18, 2007 (the “Record Date”) will be entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the special meeting, the proxies named in the form of proxy will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted “FOR” the proposed Plan and reorganization. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the special meeting to Science and Tech Fund at its principal offices, 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, or by properly executing and submitting a later-dated proxy, or by voting in person at the special meeting.

If a shareholder executes and returns a proxy but abstains from voting, the shares held by that shareholder will be deemed present at the special meeting for purposes of determining a quorum and will be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Science and Tech Fund shares (i.e., a broker “non-vote”), the shares represented by that proxy will not be considered present at the special meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

Approval of the Plan and reorganization will require the affirmative vote of a majority of the outstanding shares of Science and Tech Fund.

Outstanding Shares Entitled to Vote

As of the Record Date, Science and Tech Fund had 1,053,753.006 shares outstanding and entitled to vote at the special meeting.

Security Ownership of Certain Beneficial Owners and Management

For each Fund, the following table sets forth, as of the Record Date, (i)  shares owned by all officers and directors of the Fund as a group, without naming them, and (ii) the name, address and percentage of ownership of each person known to own of record or beneficially 5 percent or more of the Fund. Unless otherwise noted, the address of each person named below is 3300 IDS Center, 80 South 8th Street, Minneapolis, Minnesota 55402:

Record or Beneficial Owner	Shares Owned	Percentage Ownership
Science and Tech Fund:
All officers and directors of Science and Tech Fund as a group	116,482.770	11.05%

Sit Investment Associates, Inc.	230,312.728	21.86%
3300 IDS Center, 80 S. 8th Street, Minneapolis, MN 55402

Mid Cap Fund:
All officers and directors of Mid Cap Fund as a group	1,498,402.403	11.47%

Charles Schwab & Co., Inc., Special Custody Acct FBO Cust.	1,655,534.814	12.67%
101 Montgomery Street, San Francisco, CA 94104

National Financial Services Corp., FBO Cust.	715,980.143	5.48%
Church Street Station, P.O. Box 3908, New York, NY 10008

Proxy solicitations will be made primarily by mail but may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Adviser, its affiliates or other representatives of Science and Tech Fund (who will not be paid for their soliciting activities). The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Adviser. Neither Science and Tech Fund nor Mid Cap Fund will bear any costs associated with the special meeting, this proxy solicitation or any adjourned session.

In the event that sufficient votes to approve the Plan and reorganization are not received by the date set for the special meeting, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. In determining whether to adjourn the special meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the special meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

Science and Tech Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Science and Tech Fund at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by Science and Tech Fund in a reasonable period of time prior to that meeting.

Interests of Certain Persons

The following person affiliated with the Funds receives payments from Science and Tech Fund and Mid Cap Fund for services rendered pursuant to contractual arrangements with the Funds: Sit Investment Associates, Inc., as the investment adviser to each Fund, receives payments for its investment advisory and management services.

No Dissenters’ Rights of Appraisal

Under the Investment Company Act, Science and Tech Fund shareholders are not entitled to assert dissenters’ rights of appraisal in connection with the Plan and reorganization.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements for the Funds, which are incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement, have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report appearing in the Annual Report for the fiscal year ended June 30, 2007. The financial statements audited by KPMG LLP have been incorporated by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters concerning the issuance of Mid Cap Fund shares as part of the reorganization will be passed on by Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis, MN 55402.

OTHER BUSINESS

The board of directors of Sit Mutual Funds, Inc., on behalf of Science and Tech Fund, does not intend to present any other business at the special meeting. If, however, any other matters are properly brought before the special meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

Sit Science and Technology Growth Fund and Sit Mid Cap Growth Fund

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 23rd day of July, 2007, by and between Sit Mutual Funds Inc. (“Sit Funds”), a Minnesota corporation, on behalf of its series “E” Sit Science and Technology Growth Fund (“Science and Technology Fund “), and Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”), a Minnesota corporation. As used in this Agreement, the term, “Science and Technology Fund” shall be construed to mean “Sit Funds on behalf of Science and Technology Fund” to reflect the fact that a series is generally considered the beneficiary of corporate level actions taken with respect to the series and is not itself recognized as a person under law.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Sections 368(a)(1)(C) and 368(a)(2)(G) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all or substantially all of the assets of Science and Technology Fund to Mid Cap Fund and the assumption by Mid Cap Fund of all of the liabilities of Science and Technology Fund in exchange solely for full and fractional shares of common stock, par value $0.001 per share, of Mid Cap Fund (the “Mid Cap Fund Shares”), having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of Science and Technology Fund, and the distribution of Mid Cap Fund Shares to the shareholders of Science and Technology Fund in liquidation of Science and Technology Fund as provided herein, all upon the terms and conditions hereinafter set forth. The distribution of Mid Cap Fund Shares to Science and Technology Fund shareholders and the retirement and cancellation of Science and Technology Fund shares will be effected pursuant to an amendment to the Articles of Incorporation of Sit Funds in the form attached hereto as Exhibit 1,` to be adopted by Sit Funds in accordance with the Minnesota Business Corporation Act.

WITNESSETH:

WHEREAS, Sit Funds is a registered, open–end management investment company, offering its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities), one of those series being designated as “E” Science and Technology Fund; and Mid Cap Fund is a registered, open–end management investment company;

WHEREAS, Science and Technology Fund owns securities which generally are assets of the character in which Mid Cap Fund is permitted to invest; and

WHEREAS, the Board of Directors of each of Sit Funds and Mid Cap Fund, including a majority of the directors who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) has determined that the exchange of all or substantially all of the assets of Science and Technology Fund for Mid Cap Fund Shares and the assumption of all of the liabilities of Science and Technology Fund by Mid Cap Fund is in the best interests of the shareholders of Science and Technology Fund and Mid Cap Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the representations, warranties, covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.

TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF SCIENCE AND TECHNOLOGY FUND TO MID CAP FUND SOLELY IN EXCHANGE FOR MID CAP FUND SHARES, THE ASSUMPTION OF ALL SCIENCE AND TECHNOLOGY FUND LIABILITIES AND THE LIQUIDATION OF SCIENCE AND TECHNOLOGY FUND

1.1   In accordance with Sections 302A.601 to 302A.651 of the Minnesota Business Corporation Act (the “Minnesota Law”), and subject to the requisite approval by Science and Technology Fund shareholders and to the other terms and conditions set forth herein and on the basis of the representations and warranties contained herein, Science and Technology Fund agrees to transfer all or substantially all of Science and Technology Fund’s assets as set forth in Section 1.2 to Mid Cap Fund, and Mid Cap Fund agrees in exchange therefore (a) to deliver to Science and Technology Fund that number of full and fractional Mid Cap Fund Shares determined in accordance with Article 2, and (b) to assume all of the liabilities of Science and Technology Fund, as set forth in Section 1.3. Such transactions shall take place as of the effective time provided for in Section 3.1 (the “Effective Time”).

1.2   (a)  The assets of Science and Technology Fund to be acquired by Mid Cap Fund shall consist of all or substantially all of Science and Technology Fund’s property, including, but not limited to, all cash, securities, commodities, futures, and interest and dividends receivable which are owned by Science and Technology Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of Science and Technology Fund as of the Effective Time (the “Effective Time Statement”). The Effective Time Statement shall, with respect to the listing of Science and Technology Fund’s portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of Science and Technology Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied from the prior audited period.

        (b)  Science and Technology Fund has provided Mid Cap Fund with a list of all of Science and Technology Fund’s assets as of the date of execution of this Agreement. Science and Technology Fund reserves the right to sell any of these securities in the ordinary course of its business and, subject to Section 5.1, to acquire additional securities in the ordinary course of its business.

1.3   Mid Cap Fund shall assume all of the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of Science and Technology Fund’s operations, such as accounts payable relating to custodian fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of Science and Technology Fund’s shares), including those reflected in the Effective Time Statement.

1.4   Immediately after the transfer of assets provided for in Section 1.1 and the assumption of liabilities provided for in Section 1.3, and pursuant to the plan of reorganization adopted herein, Science and Technology Fund will distribute pro rata (as provided in Article 2) to Science and Technology Fund’s shareholders of record, determined as of the Effective Time (the “Science and Technology Fund Shareholders”), the Mid Cap Fund Shares received by Science and Technology Fund pursuant to Section 1.1, and all other assets of Science and Technology Fund, if any. Thereafter, no additional shares representing interests in Science and Technology Fund shall be issued. Such distribution will be accomplished by the transfer of the Mid Cap Fund Shares then credited to the account of Science and Technology Fund on the books of Mid Cap Fund to open accounts on the share records of Mid Cap Fund in the names of Science and Technology Fund Shareholders representing the numbers of Mid Cap Fund Shares due each such shareholder. All issued and outstanding shares of Science and Technology Fund will simultaneously be canceled on the books of Science and Technology Fund, although share certificates representing interests in Science and Technology Fund will represent those numbers of Mid Cap Fund Shares after the Effective Time as determined in accordance with Article 2. Unless requested by Science and Technology Fund Shareholders, Mid Cap Fund will not issue certificates representing Mid Cap Fund Shares issued in connection with such exchange.

1.5   Ownership of Mid Cap Fund Shares will be shown on the books of Mid Cap Fund. Mid Cap Fund Shares will be issued in the manner described in Mid Cap Fund’s Prospectus and Statement of Additional Information as in effect as of the Effective Time.

1.6   Any reporting responsibility of Science and Technology Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Science and Technology Fund.

2.	VALUATION; ISSUANCE OF MID CAP FUND SHARES

2.1   The net asset value per share of Mid Cap Fund’s and Science and Technology Fund’s shares shall be computed as of the Effective Time using the valuation procedures set forth in the respective Fund’s articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the “1940 Act”).

2.2   The total number of Mid Cap Fund shares to be issued (including fractional shares, if any) in exchange for the assets and liabilities of Science and Technology Fund shall be determined as of the Effective Time by multiplying the number of Science and Technology Fund shares outstanding immediately prior to the Effective Time by a fraction, the numerator of which is the net asset value per share of Science and Technology Fund’s shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of Mid Cap Fund’s shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

2.3   Immediately after the Effective Time, Science and Technology Fund shall distribute to Science and Technology Fund Shareholders in liquidation of Science and Technology Fund pro rata (based upon the ratio that the number of Science and Technology Fund shares owned by each Science and Technology Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Science and Technology Fund shares immediately prior to the Effective Time) the full and fractional Mid Cap Fund Shares received by Science and Technology Fund pursuant to Section 2.2. Accordingly, each Science and Technology Fund Shareholder shall receive, immediately after the Effective Time, Mid Cap Fund shares with an aggregate net asset value equal to the aggregate net asset value of the Science and Technology Fund shares owned by such Science and Technology Fund Shareholder immediately prior to the Effective Time.

3.	EFFECTIVE TIME; CLOSING

3.1   The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur as of the close of normal trading on the New York Stock Exchange (the “Exchange”) (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied (but not prior to ________, 2007), or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the “Effective Time”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of Sit Investment Associates, Inc. 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

3.2   Science and Technology Fund shall deliver at the Closing its written instructions to the custodian for Science and Technology Fund, acknowledged and agreed to in writing by such custodian, irrevocably instructing such custodian to transfer to Mid Cap Fund all of Science and Technology Fund’s portfolio securities, cash, and any other assets to be acquired by Mid Cap Fund pursuant to this Agreement.

3.3   In the event that the Effective Time occurs on a day on which (a) the Exchange or another primary trading market for portfolio securities of Mid Cap Fund or Science and Technology Fund is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere is disrupted so that accurate appraisal of the value of the net assets of Mid Cap Fund or Science and Technology Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading has been fully resumed and reporting has been restored.

3.4   Science and Technology Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to Mid Cap Fund) contain the names and addresses of Science and Technology Fund Shareholders and the number of outstanding Science and Technology Fund shares owned by each such shareholder as of the Effective Time. Mid Cap Fund shall certify at the Closing that Mid Cap Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein.

3.5   At the Closing, each party to this Agreement shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other similar documents as such other party or its counsel may reasonably request.

4.	REPRESENTATIONS, WARRANTIES AND COVENANTS

4.1 Sit Funds represents, warrants and covenants to Mid Cap Fund as follows:

(a)   Sit Funds is a corporation formed, validly existing and in good standing under the laws of the State of Minnesota;

(b)   Sit Funds is a registered, open–end management investment company, offering its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities), one of those series being designated as “E” Sit Science and Technology Fund, and its registration with the Commission as an investment company under the 1940 Act, and of its shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect;

(c)   All of the issued and outstanding shares of common stock of Science and Technology Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Science and Technology Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and Science and Technology Fund is not subject to any stop order and is fully qualified to sell Science and Technology Fund shares in each state in which such shares have been registered;

(d)   The Prospectus and Statement of Additional Information of Science and Technology Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)   Science and Technology Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of Sit Fund’s articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which Science and Technology Fund is a party or by which it is bound;

(f)   No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Science and Technology Fund’s knowledge, threatened against Science and Technology Fund or any of its properties or assets. Science and Technology Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)   Science and Technology Fund’s Statement of Assets and Liabilities as of June 30, 2007 and the related Statement of Operations for the year then ended, Statement of Changes in Net Assets for each of the years in the two-year period then ended, and the Financial Highlights for each of the years in the five-year period then ended, audited by KPMG LLP, fairly present, in all material respects, Science and Technology Fund’s financial condition as of and for the periods indicated above in accordance with U.S. generally accepted accounting principles, and as of such dates there were no known liabilities of Science and Technology Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)   Since the date of the most recent unaudited financial statements, there has not been any material adverse change in Science and Technology Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Science and Technology Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and acknowledged by Mid Cap Fund prior to the date of this Agreement and prior to the Closing Date. All liabilities of Science and Technology Fund (contingent and otherwise) are reflected in the Effective Time Statement. For the purpose of this subparagraph (h), neither a decline in Science and Technology Fund’s net asset value per share nor a decrease in Science and Technology Fund’s size due to redemptions by Science and Technology Fund shareholders shall constitute a material adverse change;

(i)   All material federal and other tax returns and reports of Science and Technology Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Science and Technology Fund’s knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

(j)   For each taxable year of its operation, Science and Technology Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and Science and Technology Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

(k)   All issued and outstanding shares of Science and Technology Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. All of the issued and outstanding shares of Science and Technology Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of Science and Technology Fund, as provided in Section 3.4. Science and Technology Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Science and Technology Fund shares, and there is not outstanding any security convertible into any Science and Technology Fund shares;

(l)   At the Effective Time, Science and Technology Fund will have good and marketable title to Science and Technology Fund’s assets to be transferred to Mid Cap Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery of and payment for such assets, Mid Cap Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to Mid Cap Fund in the Effective Time Statement;

(m)   The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Sit Fund’s Board of Directors, and, subject to the approval of Science and Technology Fund Shareholders, this Agreement will constitute a valid and binding obligation of Science and Technology Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors’ rights and to the application of equitable principles in any proceeding, whether at law or in equity;

(n)   The information to be furnished by and on behalf of Science and Technology Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

(o)   All information pertaining to Science and Technology Fund, its agents and affiliates and included in the Registration Statement referred to in Section 5.5 (or supplied by Science and Technology Fund or its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

(p)   Since the end of Science and Technology Fund’s most recently concluded fiscal year, there have been no material changes by Science and Technology Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to Mid Cap Fund; and

(q)   The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of Science and Technology Fund as of the Effective Time, and the values of Science and Technology Fund’s assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in Science and Technology Fund’s articles of incorporation and bylaws, its then-current Prospectus and Statement of Additional Information, and as may be required by the 1940 Act. At the Effective Time, Science and Technology Fund will have no liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, which are not reflected in the Effective Time Statement.

4.2   Mid Cap Fund represents, warrants and covenants to Science and Technology Fund as follows:

(a)   Mid Cap Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota;

(b)   Mid Cap Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of its shares under the 1933 Act, is in full force and effect;

(c)   All of the issued and outstanding shares of common stock of Mid Cap Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Mid Cap Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and Mid Cap Fund is not subject to any stop order and is fully qualified to sell Mid Cap Fund shares in each state in which such shares have been registered;

(d)   The Prospectus and Statement of Additional Information of Mid Cap Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)   Mid Cap Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of its articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which it is a party or by which it is bound;

(f)   No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of Mid Cap Fund’s knowledge,

threatened against Mid Cap Fund or any of its properties or assets. Mid Cap Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g)   Mid Cap Fund’s Statement of Assets and Liabilities as of June 30, 2007 and the related Statement of Operations for the year then ended, Statement of Changes in Net Assets for each of the years in the two-year period then ended, and the Financial Highlights for each of the years in the five-year period then ended, audited by KPMG LLP, fairly present, in all material respects, Mid Cap Fund’s financial condition as of and for the periods indicated above in accordance with U.S. generally accepted accounting principles, and as of such dates there were no known liabilities of Mid Cap Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h)   Since the date of the most recent unaudited financial statements, there has not been any material adverse change in Mid Cap Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by Mid Cap Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except indebtedness incurred in the ordinary course of business. For the purpose of this subparagraph (h), neither a decline in Mid Cap Fund’s net asset value per share nor a decrease in Mid Cap Fund’s size due to redemptions by Mid Cap Fund shareholders shall constitute a material adverse change;

(i)   All material federal and other tax returns and reports of Mid Cap Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of Mid Cap Fund’s knowledge, no such return is currently under audit and no assessment shall have been asserted with respect to such returns;

(j)   For each taxable year of its operation, Mid Cap Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and Mid Cap Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

(k)   All issued and outstanding shares of Mid Cap Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Mid Cap Fund Shares to be issued and delivered to Science and Technology Fund for the account of Science and Technology Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding, fully paid and non-assessable. Mid Cap Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Mid Cap Fund shares, and there is not outstanding any security convertible into any Mid Cap Fund shares;

(l)   The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of Mid Cap Fund’s Board of Directors, and at the Effective Time this Agreement will constitute a valid and binding obligation of Mid Cap Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors’ rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of Mid Cap Fund’s shareholders;

(m)   The information to be furnished by and on behalf of Mid Cap Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

(n)   Since the end of Mid Cap Fund’s most recently concluded fiscal year, there have been no material changes by Mid Cap Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to Science and Technology Fund; and

(o)   The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning Science and Technology Fund, its agents and affiliates (or supplied by Science and Technology Fund, its agents or affiliates for inclusion in said Registration Statement).

5.	FURTHER COVENANTS OF SCIENCE AND TECHNOLOGY FUND AND MID CAP FUND

5.1   Each of Science and Technology Fund and Mid Cap Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed). Science and Technology Fund agrees that, through the Effective Time, it will not acquire any securities which are not permissible investments for the reconstituted Mid Cap Fund.

5.2   Science and Technology Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3   Science and Technology Fund will assist Mid Cap Fund in obtaining such information as Mid Cap Fund reasonably requests concerning the beneficial ownership of Science and Technology Fund shares.

5.4   Subject to the provisions of this Agreement, Mid Cap Fund and Science and Technology Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5   Science and Technology Fund will provide Mid Cap Fund with information reasonably necessary with respect to Science and Technology Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of Mid Cap Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.6   Mid Cap Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF SCIENCE AND TECHNOLOGY FUND

The obligations of Science and Technology Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Mid Cap Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by Science and Technology Fund, in its sole and absolute discretion):

6.1   All representations and warranties of Mid Cap Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

6.2   Mid Cap Fund shall have delivered to Science and Technology Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to Science and Technology Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Mid Cap Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Science and Technology Fund shall reasonably request; and

6.3   Mid Cap Fund shall have delivered to Science and Technology Fund the certificate as to the issuance of Mid Cap Fund shares contemplated by the second sentence of Section 3.4.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF MID CAP FUND

The obligations of Mid Cap Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by Science and Technology Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by Mid Cap Fund, in its sole and absolute discretion):

7.1   All representations and warranties of Science and Technology Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

7.2   Mid Cap Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

7.3   Science and Technology Fund shall have delivered to Mid Cap Fund a certificate executed in the name of Sit Funds by Sit Fund’s President or a Vice President, in a form reasonably satisfactory to Mid Cap Fund and dated as of the date of the Closing, to the effect that the representations and warranties of Sit Funds made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Mid Cap Fund shall reasonably request;

7.4   Science and Technology Fund shall have delivered to Mid Cap Fund the written instructions to the custodian for Science and Technology Fund contemplated by Section 3.2;

7.5   Science and Technology Fund shall have delivered to Mid Cap Fund the certificate as to its shareholder records contemplated by the first sentence of Section 3.4;

7.6   At or prior to the Effective Time, Science and Technology Fund’s investment adviser, or an affiliate thereof, shall have reimbursed Science and Technology Fund by the amount, if any, that the expenses incurred by Science and Technology Fund (or accrued up to the Effective Time) exceed any applicable contractual expense limitations; and

7.7   Immediately prior to the Effective Time, Science and Technology Fund shall not hold any securities which are not permissible investments for Mid Cap Fund.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF MID CAP FUND AND SCIENCE AND TECHNOLOGY FUND

The following shall constitute further conditions precedent to the consummation of the Reorganization:

8.1   This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Science and Technology Fund in accordance with the provisions of Sit Fund’s articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to Mid Cap Fund. Notwithstanding anything herein to the contrary, neither Mid Cap Fund nor Science and Technology Fund may waive the conditions set forth in this Section 8.1;

8.2   As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3   All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Mid Cap Fund or Science and Technology Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of Mid Cap Fund or Science and Technology Fund, provided that either party hereto may for itself waive any of such conditions;

8.4   The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5   The parties shall have received the opinion of Dorsey & Whitney LLP addressed to Sit Funds and Mid Cap Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by Sit Funds Mid Cap Fund, and their investment adviser and other service providers, substantially to the effect that:

(i)   the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Mid Cap Fund and Science and Technology Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

(ii)   Science and Technology Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Mid Cap Fund Shares. Science and Technology Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of Science and Technology Fund which are distributed by Science and Technology Fund prior to the Effective Time;

(iii)   the tax basis of Mid Cap Fund Shares received by each Science and Technology Fund shareholder pursuant to the Reorganization will be equal to the tax basis of Science and Technology Fund shares exchanged therefore;

(iv)   the holding period of Mid Cap Fund Shares received by each Science and Technology Fund shareholder pursuant to the Reorganization will include the period during which Science and Technology Fund Shareholder held the Science and Technology Fund shares exchanged therefore, provided that the Science and Technology Fund shares were held as a capital asset at the Effective Time;

(v)   Science and Technology Fund will recognize no income, gain or loss by reason of the Reorganization;

(vi)   Mid Cap Fund will recognize no income, gain or loss by reason of the Reorganization;

(vii)   the tax basis of the assets received by Mid Cap Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of Science and Technology Fund as of the Effective Time;

(viii)   the holding period of the assets received by Mid Cap Fund pursuant to the Reorganization will include the period during which such assets were held by Science and Technology Fund, provided that such assets were held as capital assets at the Effective Time; and

(ix)   Mid Cap Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of Science and Technology Fund as of the Effective Time.

Notwithstanding anything herein to the contrary, neither Mid Cap Fund nor Science and Technology Fund may waive the condition set forth in this paragraph 8.5.

8.6   As to the Mid Cap Fund and Science and Technology Fund, the requirements of Rule 17a-8 under the 1940 Act have been satisfied as of the Effective Time such that the Reorganization is exempt from sections 17(a)(1) and (2) of the 1940 Act.

9.	EXPENSES

All expenses incurred by the parties hereto in connection with the transactions contemplated hereby (including, without limitation, the fees and expenses associated with the preparation and filing of the Registration Statement referred to in Section 5.5 above and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the Science and Technology Fund Shareholders meeting required to approve the transactions contemplated hereby) shall be borne by Sit Investment Associates, Inc.

10.	ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS AND WARRANTIES

10.1   Mid Cap Fund and Science and Technology Fund agree that neither party has made any representation, warranty, covenant or agreement not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2   The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

11.	TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the parties’ board of directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such board, make proceeding with this Agreement and such transactions not in the best interest of the applicable party’s shareholders.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of Science and Technology Fund and Mid Cap Fund; provided, however, that following the meeting of Science and Technology Fund Shareholders called by Science and Technology Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Mid Cap Fund Shares to be issued to Science and Technology Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to Mid Cap Fund or Science and Technology Fund, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402-2211.

14.	HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

14.1   The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

14.3   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4   The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

The next page is the signature page.

SIT MUTUAL FUNDS, INC. On behalf of Sit Science and Technology Fund
By	/s/ Paul E. Rasmussen

Its	Vice President

SIT MID CAP GROWTH FUND, INC.
By	/s/ Paul E. Rasmussen

Its	Vice President

Sit Investment Associates, Inc. executes the Agreement with respect to its obligation to bear the expenses of the Reorganization pursuant to section 9 of the Agreement. SIT INVESTMENT ASSOCIATES, INC.
By	/s/ Eugene C. Sit

Its	Chairman / CEO

EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

ARTICLES OF AMENDMENT

TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SIT MUTUAL FUNDS, INC.

The undersigned officer of Sit Mutual Funds, Inc. (“Sit Funds”), a corporation subject to the provisions of Chapter 302A of the Minnesota statutes, hereby certifies that Sit Fund’s Board of Directors, at a meeting held on July 23, 2007, and (b) shareholders, at a meeting held October 30, 2007, adopted the resolutions hereinafter set forth; and such officer further certifies that the amendments to Sit Fund’s Articles of Incorporation set forth in such resolutions were adopted pursuant to Chapter 302A.

WHEREAS, Sit Funds is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in more than one series, each of which represents a separate and distinct portfolio of assets;

WHEREAS, it is desirable and in the best interest of the holders of Sit Science and Technology Growth Fund (Science and Technology Fund”), a series of the Sit Funds, that the assets belonging to such series, subject to its stated liabilities, be sold to Sit Mid Cap Growth Fund, Inc. (“Mid Cap Fund”), a Minnesota corporation and an open-end management investment company registered under the Investment Company Act of 1940, in exchange for shares of Mid Cap Fund;

WHEREAS, Sit Funds wishes to provide for the pro rata distribution of such shares of Mid Cap Fund received by it to holders of shares of Science and Technology Fund and the simultaneous cancellation and retirement of the outstanding shares of Science and Technology Fund;

WHEREAS, Sit Funds and Mid Cap Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all shareholders of Science and Technology Fund to the foregoing transactions, and in particular to bind such shareholders to the cancellation and retirement of the outstanding shares of Science and Technology Fund, it is necessary to adopt an amendment to the Sit Fund’s Amended and Restated Articles of Incorporation.

NOW, THEREFORE, BE IT RESOLVED, that Sit Fund’s Amended and Restated Articles of Incorporation be, and the same hereby are, amended to delete Article 5A in its entirety and replace it with the following:

5A. (a) For purposes of this Article 5A, the following terms shall have the following meanings:

“Sit Funds” means the Corporation.

“Acquired Fund” means Sit Science and Technology Growth Fund, the Series E Shares of the Corporation.

“Acquiring Fund” means Sit Mid Cap Growth Fund, Inc., a Minnesota corporation.

“Valuation Date” means the day established in the Agreement and Plan of Reorganization as the day upon which the value of the Acquired Fund’s assets is determined for purposes of the reorganization.

“Closing Date” means 5:00 p.m., Central time, on the Valuation Date or such other date and time upon which Sit Funds and the Acquiring Fund agree.

(b)   At the Closing Date, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Agreement and Plan of Reorganization. For purposes of the foregoing, the terms “Assets belonging to,” “Special Liabilities,” “General Assets,” and “General Liabilities” have meanings assigned to them in Article 7(b), (c) and (d) of Sit Fund’s Articles of Incorporation.

(c)   The number of Acquiring Fund shares to be received by the Acquired Fund and distributed by it to the Acquired Fund shareholders shall be determined as follows:

(i)   The value of the Acquired Fund’s assets and the net asset value per share of the Acquiring Fund’s shares shall be computed as of the Valuation Date using the valuation procedures set forth in the Acquiring Fund’s then-current Prospectus and Statement of Additional Information, and as may be required by the Investment Company Act of 1940, as amended (the “1940 Act”).

(ii)   The total number of Acquiring Fund shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Valuation Date by dividing the value of the Acquired Fund’s assets, net of its stated liabilities on the Closing Date to be assumed by the Acquiring Fund, by the net asset value of the Acquiring Fund’s shares, each as determined pursuant to (i) above.

(iii)   On the Closing Date, or as soon as practicable thereafter, the Acquired Fund shall distribute pro rata to its shareholders of record as of the Valuation Date the full and fractional Acquiring Fund shares received by the Acquired Fund pursuant to (ii) above.

(d)   The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by Sit Funds’ Secretary, to transfer Acquiring Fund shares then credited to the Acquired Fund’s account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective pro rata number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be canceled on the books of the Acquired Fund and retired.

(e)   From and after the Closing Date, the Acquired Fund shares canceled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Shares of Sit Funds, without designation as to series.

IN WITNESS WHEREOF, the undersigned officer of Sit Funds has executed these Articles of Amendment of behalf of Sit Funds on August 24, 2007.

Sit Mutual Funds, Inc.
By	/s/ Paul E. Rasmussen
Its	Vice President

SIT MID CAP GROWTH FUND, INC.

REGISTRATION STATEMENT ON FORM N-14

PART B AND PART C

Incorporated by reference to the Registrant’s Registration Statement on Form N-14, File No. 333-145690, filed August 24, 2007.